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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 21, 2002

                               The Limited, Inc.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                        (State or Other Jurisdiction of
                                 Incorporation)

          1-8344                                          31-1029810
 (Commission File Number)                      (IRS Employer Identification No.)

        Three Limited Parkway                              43216
             Columbus, OH                                (Zip Code)
(Address of Principal Executive Offices)


                                 (614) 415-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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     Item 2.  Acquisition or Disposition of Assets.

     On March 21, 2002, The Limited, Inc. ("The Limited") completed its previously announced tax-free offer to exchange 1.10 shares of common stock of The Limited for each outstanding share of Class A common stock of Intimate Brands, Inc. ("Intimate Brands") that was validly tendered and not withdrawn in the exchange offer. The offer expired at 12:00 midnight, New York City time, on March 20, 2002. In the offer, Intimate Brands Holding Co., Inc. ("IB Holdings"), a wholly-owned subsidiary of The Limited, accepted a total of 71.1 million shares tendered, which, together with the common stock previously owned by IB Holdings, constituted approximately 98% of the outstanding shares of Intimate Brands.

     The Limited then acquired the remaining outstanding common stock of Intimate Brands through a tax-free merger of Intimate Brands with and into IB Holdings shortly after the close of trading on the New York Stock Exchange on March 21, 2002. In the merger, each remaining share of Intimate Brands Class A common stock was converted (subject to the exercise of appraisal rights) into the right to receive 1.10 Limited shares. The Limited estimates that approximately 89 million shares of Limited common stock will be issued in connection with the offer and the merger (assuming no former Intimate Brands stockholders exercise appraisal rights), resulting in a total purchase price of approximately $1.6 billion. Following the merger, Intimate Brands became a wholly-owned subsidiary of The Limited and the former public shareholders of Intimate Brands became (or have the right to become) shareholders of The Limited. Additionally, Intimate Brands common stock is no longer traded publicly on any exchange.


     Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

              The Consolidated Financial Statements of Intimate Brands, Inc. and Subsidiaries as of and for the fiscal year ended February 3, 2001, are incorporated by reference to the Company's Form S-4, as filed on February 5, 2002 and as amended on February 19, 2002 and February 28, 2002.

              The Consolidated Financial Statements of Intimate Brands, Inc. and Subsidiaries as of and for the fiscal quarters ended May 5, 2001, August 4, 2001 and November 3, 2001, are incorporated by reference to the Company's Form S-4, as filed on February 5, 2002 and as amended on February 19, 2002 and February 28, 2002.

     (b) Pro Forma Financial Information.

              The Unaudited Pro Forma Consolidated Financial Statements of The Limited, Inc. as of and for the thirty-nine weeks ended November 3, 2001 and for the fiscal year ended February 3, 2001 are incorporated by reference to the Company's Form S-4, as filed on February 5, 2002 and as amended on February 19, 2002 and February 28, 2002 and as supplemented by the Prospectus Supplement dated March 7, 2002.

     (c) Exhibits.

     23.1 Consent of Independent Accountants.

     23.2 Letter re: Unaudited Interim Financial Information to Securities and Exchange Commission re: Incorporation of Report of Independent Accountants.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               The Limited, Inc.



Date: April 4, 2002                            By   /s/ V. Ann Hailey
                                                  --------------------------
                                                   V. Ann Hailey,
                                                   Executive Vice President and
                                                   Chief Financial Officer